                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

CONTACTS:
Steve Moore               Darby Dye                  Manfred Mueller
Chief Financial Officer   Investor Relations - US    Investor Relations - Europe
510 360 2300              510 360 2302               +49 89 9595 5140
smoore@scmmicro.com       ddye@scmmicro.com          mmueller@scmmicro.de


                 SCM MICROSYSTEMS REPORTS FIRST QUARTER RESULTS

FREMONT, CA - MAY 6, 2004 - SCM Microsystems, Inc. (Nasdaq: SCMM, Prime
Standard: SMY), a leading provider of solutions that open the Digital World, today announced results for the first quarter ended March 31, 2004.

     SCM's reported financial performance for the 2004 first quarter reflects continuing operations for the Company's Security business only, as SCM sold its retail Dazzle-branded digital media and video business in July of 2003. SCM's continuing Security business is focused on enabling secure access to digital content and services through the digital television and PC platforms. Financial results for the retail digital media and video business are being treated as discontinued operations.

FIRST QUARTER RESULTS

     Revenues from continuing operations in the first quarter of 2004 were $13.2 million, within the range of management guidance of $12 million to $15 million. This represents a decrease of 29% compared with revenues of $18.7 million in the first quarter of 2003, and a sequential increase of 5% from revenues of $12.6 in the fourth quarter of 2003. By product segment, first quarter 2004 revenues included $5.9 million from sales of Digital TV security modules, $4.3 million from sales of smart card readers and other products for PC and network security, and $3.0 million from sales of OEM flash media reader technology. Gross margin from continuing operations in the first quarter of 2004 was 41%, within the range of management guidance of 40% to 42%.

     Operating expenses for continuing operations in the first quarter of 2004, as reported in accordance with GAAP, were $9.3 million. This figure includes amortization of intangibles of $0.3 million and $0.1 million in other charges for legal settlement and costs related to the Company's Security business. Operating loss for the quarter was $(3.9) million. This compares with operating loss of $(0.5) million in the year ago quarter, which included amortization of intangibles of $0.3 million and restructuring and other charges of $0.3 million.

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     Net loss from continuing operations for SCM's Security business for the first quarter of 2004, as reported in accordance with GAAP, was $(3.6) million, or $(0.23) per share, compared with net income of $0.1 million, or $0.01 per share, in the first quarter of 2003.

BALANCE SHEET

     Cash, cash equivalents and short-term investments at the end of the first quarter of 2004 grew to $56.2 million, compared with $55.0 million at December 31, 2003.

Steady Execution to Plan

     Robert Schneider, chief executive officer of SCM Microsystems commented, "As we had anticipated, sales of our Digital TV and PC Security products remained soft during the first three months of 2004, reflecting market pressures that we have been positioning ourselves to address for several months now. Our performance in the first quarter demonstrates steady execution to our plan and careful management of our cash. Significantly, we signed our first digital television operator customer in Korea, and achieved certification of our security products with two different partners for this important market. We also introduced several new products to address emerging market opportunities in areas such as mobile security, secure networking for small businesses and physical access control. In the second quarter we intend to remain focused on expanding these successes to pave the way for a return to growth in the second half of 2004."

GUIDANCE

     For the second quarter of 2004, management estimates that revenues from its Security business will be in the range of $13 million to $15 million, reflecting continued pressure on sales of Digital TV products in Europe and a lack of visibility into the timing of anticipated digital security projects in the U.S. and Europe. Gross margin is expected to be between 40% and 42%. Within this range of revenue and gross margin, SCM expects to record an operating loss for its Security business in the second quarter of 2004.

CONFERENCE CALL

     SCM will hold a conference call and webcast on May 6, 2004 at 8:30 AM Eastern Time to discuss the results of its 2004 first quarter. The webcast can be accessed through the Company's investor relations site at www.scmmicro.com/ir_en/index.html.

                             -- FINANCIALS FOLLOW --

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                                                                     Page 3 of 7

ABOUT SCM MICROSYSTEMS
SCM Microsystems is a leading supplier of solutions that open the Digital World by enabling people to conveniently access digital content and services. The company markets and sells its smart card reader technology for network and physical access and conditional access modules for secure digital TV decryption to OEM customers in the government, financial, enterprise and broadcasting markets worldwide. Global headquarters are in Fremont, California, with European headquarters in Ismaning, Germany. For additional information, visit the SCM Microsystems web site at www.scmmicro.com.

NOTE: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements are subject to risks and uncertainties which may cause actual results to differ materially from those contemplated herein. These include, without limitation, our statements regarding
(i) our expectations for revenue, gross margin and operating loss for the second quarter; (ii) our expectations that will be able to expand on our initial successes in the Korean digital TV market and with recently introduced products in the mobile security, secure networking for small businesses and physical access control market sectors; and (iii) our ability to return to growth in the second half of 2004. Actual results could differ materially. Our financial results may not meet expectations. Our customers may not go forward with planned projects that we believe would create demand for our products, and these projects, even if carried out, may not create demand for our products or result in the realization of any benefit to us. We may not successfully execute against our market opportunities or the identified markets and market opportunities may grow or develop differently than anticipated or not at all. Other risks and uncertainties that could cause our actual business and operating results to differ include, but are not limited to our ability to manage our business given the greater volatility in sales and net margins we experience as an OEM Security company; our ability to grow based on a strategy of participating in multiple early stage markets; our ability to successfully develop and introduce new products that satisfy the evolving and increasingly complex requirements of customers; the markets in which we participate or target may not grow, converge or standardize at anticipated rates or at all; we may not successfully compete in the markets in which we participate or target; and competitors could take market share or create pricing pressure. For a discussion of further risks and uncertainties related to our business, please refer to our public company reports, including the Report on Form 10-K for the year ended December 31, 2003, filed with the U.S. Securities and Exchange Commission.

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All trade names are trademarks or registered trademarks of their respective holders.

NOTE: The Condensed Consolidated Statements of Operations in this press release include pro forma operating results that are not in accordance with GAAP. A reconciliation of the presentation of pro forma results to GAAP is also provided in this release. As described in the tables, pro forma net earnings exclude charges related to the amortization of intangible assets and restructuring and infrequent charges. We believe pro forma results enable our management and our investors to better evaluate comparable operating results. Further, our pro forma results are a primary indicator our management uses to plan and forecast for future periods. These pro forma results are not intended as a substitute for information presented in accordance with GAAP. Furthermore, our pro forma information may not be comparable to pro forma information that other companies provide.
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                                                                     Page 5 of 7

                             SCM MICROSYSTEMS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)

                                                                    THREE MONTHS ENDED
                                                                         MARCH 31,
                                                                    2004          2003
                                                                  --------      --------
Revenues                                                          $ 13,230      $ 18,722
Cost of revenues                                                     7,825        10,566
                                                                  --------      --------
       Gross margin                                                  5,405         8,156
                                                                  --------      --------
Operating expenses:
    Research and development                                         2,757         2,438
    Sales and marketing                                              3,317         2,907
    General and administrative                                       2,825         2,721
    Amortization of intangible assets                                  303           273
    Restructuring and other charges                                     91           329
                                                                  --------      --------
       Total operating expenses                                      9,293         8,668
                                                                  --------      --------
       Loss from operations                                         (3,888)         (512)
Interest and other, net                                                399           723
                                                                  --------      --------
       Income (loss) from continuing operations before income
         taxes                                                      (3,489)          211
Provision for income taxes                                            (116)         (106)
                                                                  --------      --------
     Income (loss) from continuing operations                       (3,605)          105
       Loss from discontinued operations                               (29)       (3,829)
       Gain on sale of discontinued operations                          97          --
                                                                  --------      --------
           Net loss                                               $ (3,537)     $ (3,724)
                                                                  ========      ========
Income (loss) per share from continuing operations:
     Basic                                                        $  (0.23)     $   0.01
     Diluted                                                      $  (0.23)     $   0.01
Income (loss) per share from discontinued operations:
     Basic                                                        $   0.00      $  (0.25)
     Diluted                                                      $   0.00      $  (0.25)
                                                                  --------      --------
Net loss per share:
     Basic and diluted                                            $  (0.23)     $  (0.24)
                                                                  --------      --------
Shares used in computing loss per share:
     Basic                                                          15,326        15,551
     Diluted                                                        15,632        15,552
----------------------------------------------------------------------------------------
PRO FORMA RESULTS:
Pro forma operating income (loss)                                 $ (3,494)     $     90
Pro forma income (loss) from continuing operations                $ (3,211)     $    707
Diluted shares used in pro forma income (loss) per share            15,326        15,552
Pro forma income (loss) per share                                 $  (0.21)     $   0.05

SEE ATTACHED TABLES FOR RECONCILIATION OF PRO FORMA TO GAAP RESULTS.

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                                                                     Page 6 of 7

                             SCM MICROSYSTEMS, INC.
                       RECONCILIATION OF PRO FORMA RESULTS
                       FOR CONTINUING SECURITY OPERATIONS
                      (in thousands, except per share data)


                                                                       THREE MONTHS ENDED
                                                                            MARCH 31,
                                                                       2004         2003
                                                                     --------      --------
RECONCILIATION OF PRO FORMA INCOME (LOSS) FROM OPERATIONS
LOSS FROM OPERATIONS                                                 $ (3,888)     $   (512)
Add back:
     Amortization of intangibles                                          303           273
     Restructuring and other charges                                       91           329
                                                                     --------      --------
PRO FORMA INCOME (LOSS) FROM OPERATIONS                              $ (3,494)     $     90
                                                                     ========      ========

RECONCILIATION OF PRO FORMA INCOME (LOSS) FROM CONTINUING
OPERATIONS

INCOME (LOSS) FROM CONTINUING OPERATIONS                             $ (3,605)     $    105
Add back:
     Amortization of intangibles                                          303           273
     Restructuring  and other charges                                      91           329
                                                                     ========      ========

PRO FORMA INCOME (LOSS) FROM CONTINUING OPERATIONS                   $ (3,211)     $    707
                                                                     ========      ========
Diluted shares used in pro forma income (loss) per share               15,326        15,552
    Pro forma income (loss) per share from continuing operations     $  (0.21)     $   0.05
                                                                     ========      ========



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                                                                     Page 7 of 7

                             SCM MICROSYSTEMS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)
                                   (unaudited)



                                                             MARCH 31,  DECEMBER 31,
                                                               2004        2003
                                                             -------     -------
                              ASSETS
Current assets:
       Cash, cash equivalents and short-term investments     $56,234     $55,038
       Accounts receivable, net                                8,410      10,378
       Inventories                                            12,366       9,108
       Other current assets                                    2,803       8,909
                                                             -------     -------
         Total current assets                                 79,813      83,433

Property, equipment and other assets, net                      9,287       9,933
Intangibles, net                                               2,718       3,076
                                                             -------     -------
           Total assets                                      $91,818     $96,442
                                                             =======     =======

               LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
       Accounts payable                                      $ 8,231     $ 7,571
       Accrued expenses and other current liabilities         23,550      25,447
                                                             -------     -------
         Total current liabilities                            31,781      33,018

Stockholders' equity                                          60,037      63,424
                                                             -------     -------
           Total liabilities and stockholders' equity        $91,818     $96,442
                                                             =======     =======